UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

NIKE, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on September 20, 2010.

NIKE, INC.
NIKE, INC. ONE BOWERMAN DRIVE BEAVERTON, OR 97005-6453

NIKE, INC. Meeting Information
Meeting Type: Annual Meeting of Shareholders
For holders as of: July 26, 2010
Date: September 20, 2010 Time: 10:00 A.M. PDT
Location: Tiger Woods Conference Center
One Bowerman Drive Beaverton, OR 97005
You are receiving this communication because you hold shares in NIKE, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K LETTER TO SHAREHOLDERS
How to View Online:
Have the information that is printed in the box marked by the arrowg (located on the following page) and visit: www.proxyvote.com/nike10.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before September 6, 2010.
— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Attendees of the NIKE, Inc. Annual Meeting of Shareholders will need to verify they are Shareholders. Please bring one of the following documents to verify ownership: this notice, a proxy statement, a copy of the e-mail from proxyvote.com, written memo from your stockbroker or fund administrator, a copy of your brokerage statement, or a brokerage voter instruction card. At the meeting you will need to request a ballot to vote these Shares. Directions to the meeting are available on the Company’s website at www.nikebiz.com/investors.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow g available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Annual Meeting of Shareholders of NIKE, Inc. will be held Monday, September 20,
2010 at 10:00 a.m. at the Tiger Woods Conference Center, One Bowerman Drive,
Beaverton, Oregon 97005-6453, for the following purposes:

1.	To elect a Board of Directors for the ensuing year.

	Election by Class A:
	Nominees:
	01)	John G. Connors	06)	Mark G. Parker
	02)	Timothy D. Cook	07)	Johnathan A. Rodgers
	03)	Ralph D. DeNunzio	08)	Orin C. Smith
	04)	Douglas G. Houser	09)	John R. Thompson, Jr.
	05)	Philip H. Knight

2.	To re-approve and amend the NIKE, Inc. Executive Performance Sharing Plan.

3.	To re-approve and amend the NIKE, Inc. 1990 Stock Incentive Plan.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.

5.	To transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, and 4.

These items of business are more fully described in the Proxy Statement. The record date for the annual meeting is July 26, 2010. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com/nike10.

Voting Items
The Annual Meeting of Shareholders of NIKE, Inc. will be held Monday, September 20,
2010 at 10:00 a.m. at the Tiger Woods Conference Center, One Bowerman Drive,
Beaverton, Oregon 97005-6453, for the following purposes:

1.	To elect a Board of Directors for the ensuing year.

Election by Class B:
Nominees:
	01)	Jill K. Conway
	02)	Alan B. Graf, Jr.
	03)	John C. Lechleiter
	04)	Phyllis M. Wise

2.	To re-approve and amend the NIKE, Inc. Executive Performance Sharing Plan.

3.	To re-approve and amend the NIKE, Inc. 1990 Stock Incentive Plan.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm.

5.	To transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, and 4.

These items of business are more fully described in the Proxy Statement. The record date for the annual meeting is July 26, 2010. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com/nike10.